Exhibit 99.2
Polaris Industries Inc. Second Quarter 2009 Earnings Results July 16, 2009

Safe Harbor Today's presentation includes statements which should be considered forward-looking for the purposes of the private securities reform act of 1995. Additional information concerning these factors that may influence results can be found in our 2008 annual report and 2008 Form 10-K, which are on file with the SEC. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company. The Company must rely on information that its dealers supply concerning retail sales, and this information is subject to revision.

2008 2009 Sales 0.55 0.26 0 Second Quarter 2009 Results Challenging economic environment continued in Q2 Results exceeded Company expectations Balance sheet remains strong 2008 2009 Sales 388.7 312 0 Diluted EPS $0.72 $0.53 -26% $455.7 $345.9 -24% Total Company Sales ($ in millions)

Neighborhood Vehicle Market Neig other Q2 2009 0.1 0.9 Neighborhood Vehicles People Transport, Light Duty, Golf Cars Off-Road Technical Applications On-Road Product Innovation New & growing customer base Expanding migration to warmer weather Growing demand for low emission vehicles Underserved Market - few purpose built vehicles Fragmented market Attractiveness Low Emission Vehicles 300,000+ units annually LEV's Evolution Polaris Innovation Polaris Today

Best Electric Vehicle for Golfing, Riding & Carrying Light Cargo MyChoice(tm) rear seat easily converts in 60 seconds NEW! Polaris Breeze(tm) Driver and Passenger Seat Belts Low and High Beams Turn Signals Adjustable Drivers Seat Premium Wheels Comfort Ride Suspension Technology

ORV Snow Victory PG&A Sales 455.7 366.5 367.9 355 345.9 345.9 89.2 1.4 12.9 9.1 Total Company Sales ($ in millions) $455.7 $-88.6 $1.4 $-12.9 $-9.7 $345.9 Q2 2008 Total Company Q2 2009 Total Company Second Quarter 2009 Sales % Change in Total Company Sales Geographic Sales United States Canada Other Foreign Countries Sales 232.6 54.6 58.7 0 Canada -8% $54.6 United States -26% $232.6 Int'l -30% $58.7 NOTE: ORV (Off-Road Vehicles) = ATV & SxS Combined Sales by Product line ORV Snowmobiles Victory PG&A Sales 261.7 7.4 10.5 66.3 0 ORV $261.7 -25% Snow $7.4 23% PG&A $66.3 -13% Victory $10.5 -55% Product mix and price 14% Volume -34% Currency -4% -24%

Second Quarter 2009 Earnings Gross profit margin percentage improved 40 basis points Operating expenses (in dollars) decreased 17% from Q2 2008 Income tax provision rate of 34.4% favorable to Q2 2008 Net Income as a Percent of Sales Net Income 2008 2009 Sales 19.1 8.5 0 $24.4 $17.5 -28% 2008 Gross Margin Op Expense Financial Services Interest Expense Income Taxes 2009 Sales 0.054 0.054 0.043 0.042 0.042 0.044 0.051 0.004 0.015 0 0.002 0.006 Gross Margin Operating Expense Financial Services Interest Expense Income Taxes/ Other 5.4% 2008 2009

North American Retail Sales 0% Polaris N.A. retail sales decreased in line with expectations Approximately flat with Q1 2009; it appears we have reached the bottom Core ATV decline is greater than side-by-sides International retail sales decline similar to N.A.

North American Dealer Inventory Levels Receivable Balance - U.S. Dealers ($ in millions) North American Dealer Count Dealer Health Down 8% from Q2 2008 Down 10% from Q1 2009 Victory ? 24% from Q2 2008 Expect further declines by 2009 year end Down 5% from Q2 2008 Down 12% from Q1 2009 Losses remain well less than 1% Dealer count reduction expected to be ~5% in '09 (unchanged) U.S. Dealer repossessions are stable: Q4 2008 20 dealers Q1 2009 13 dealers Q2 2009 12 dealers

Operational Excellence Full Year 2009 gross margin guidance = increase up to 130 bpts - (unchanged) Factory Inventory down 21% to Q2 2008 - expect to be lower year-over-year throughout 2009 Cost reduction/avoidance initiatives producing results Supply chain lead times reduced by another 13%+ Expanding MVP to 50% of North American ORV dealer volume in 2H 2009 New product development speed to market 22% further improved since 2008 MY'10 product news expected to be industry-leading again Q2 2008 Q2 2009 East 22.7 24.5 West North 23.7% 24.1% Gross Profit Margin Percentage Expansion Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Factory Inventory 279.3 278.4 268.3 222 245.6 220 Factory Inventory ($ in millions) +40 Bpts

Off-Road Vehicle Division Q2 2008 Q2 2009 Side-by-Sides 0.54 0.58 ATVs 0.46 0.42 Full Year 2009 Sales Guidance: -21% to -25% (Narrowed range) North American ORV industry retail declined in Q2, as expected ATVs down 30 percent range Side-by-sides down mid-teens percent (estimate) Gained ORV share again in Q2 2009 International ORV sales down significantly, but gaining market share $350.3 -25% $261.7 Polaris Revenue ($000's) ORV Revenue by Product Line SxS ATV SxS ATV

Snowmobile Division $6.0 +23% $7.4 Polaris Revenue ($000's) Full Year 2009 Sales Guidance: -15% to -20% (Narrowed range) Second quarter is off season for snowmobile retail sales and riding Dealer inventory at appropriate levels The new progressive rate rear suspension RUSH(tm) to begin shipping in Q3 Q2 2005 Q2 2006 Q2 2007 Q2 2008 Q2 2009 Factory Inventory 25.9 22.3 15.9 9.7 10.4 Snowmobile Dealer Inventory levels

On-Road Division - Victory Motorcycles Full Year 2009 Sales Guidance: -40% to -50% Victory retail sales weaker along with Industry Production cuts made to reflect slower sales reality Additional resources allocated to assist the Victory business and dealers New On-Road Division established Includes Victory, new low emission vehicles and potential new adjacencies Dealer inventory down 24% at Q2 2009 More progress needed with weak industry $23.4 Polaris Revenue ($000's) N.A. Motorcycle Industry 1400cc+ -55% $10.5 Retail sales decline accelerated in Q2. Down mid thirty percent range. 0%

PG&A Division $76.0 -13% $66.3 Polaris Revenue ($000's) Full Year 2009 Sales Guidance: -13% to -17% (lowered) Revenue impacted by decline in wholegood retail sales Remains highest gross margin business - expect gross margin expansion in 2009 Expect to outperform wholegood sales in 2009 Q2 2009 PG&A Revenue by Business Unit

Europe ME/Africa Latin America Asia Aus/NZ East 0.73 0.07 0.07 0.01 0.12 International Division ORV Victory Snow PGA East 0.76 0.04 0.03 0.17 Polaris Revenue ($000's) Q2 2009 Revenue by Geography Q2 2009 Revenue by Business Unit $83.8 -30% $58.7 Full Year 2009 Sales Guidance: -15% to -20% (narrowed range) Gained share in ORV in the EMEA region EMEA ORV markets down low 20% range in Q2 2009 Victory global expansion on track Australia, Germany, UK, Sweden 12% of Q2 2009 sales decline resulted from unfavorable currency movements

Financial Services Income Q2 2008 Q2 2009 Retail Financing 1.2 0.3 Wholesale Credit 3.3 3.1 Other Activities 0.7 0.6 Q4 2008 Q4 2008 Q1 2009 Q1 2009 Q2 2009 Q2 2009 Sales 0.53 0 0.44 0 0.48 0.31 0.31 0.33 Financial Services Income by Category Retail Portfolio HSBC, GE and Sheffield Combined Penetration Rate Approval Rate 44% 31% 5.2 $4.0 $ in millions 48% 33% -24% 53% 31% FY 2009 Income Guidance: down 20% to 30% from 2008 (improved) better due to increase in interest rates paid to Polaris Acceptance by both Polaris and dealers in 2H 2009 Sheffield continues to increase retail installment credit volume Approval and penetration rates slightly improved from Q1 2009

Gross Profit Margin Percentage Trends Flexible variable cost structure and timely execution drives gross margin expansion

Balance Sheet and Liquidity Profile $ In millions (except per share data) YTD June 2009 +/- YTD June 2008 Full Year / Year End 2009 Guidance Total Debt - ending $250.0 -$11.0 Similar to 2008 Net Debt - ending (debt less cash balances) $220.0 -$19.1 Improved from 2008 Credit Facility (expires December 2011) $450.0 - $450 Average debt outstanding $295.6 +$21.5 Similar to 2008 Debt Interest Rate - ending 0.79% -2.16% Lower average rate than 2008 Capital Expenditures $25.2 -$12.4 $50 to $55 (narrowed) Depreciation and amortization $28.7 +$1.6 $60 to $65 (unchanged) Operating cash flow -$8.7 -$30.4 % decline in line with net income Factory Inventory $219.6 -$58.8 Lower than 2008 Stock buyback $0.3 -$85.6 Minimal repurchases in 2009 Dividend $0.78 per share +$0.02 per share $1.56 per share (+3%)

2009 Full Year Guidance Product Line Sales Off-Road Vehicles Down 21% to 25% Snowmobiles Down 15% to 20% Victory Motorcycles Down 40% to 50% PG&A Down 13% to 17% Total Company Sales Down 20% to 25% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars but up as a percent of sales Income Taxes In the range of 34.0% to 34.5% of pretax income EPS, Diluted $2.70 - $2.90 (-23% to -17%) Guidance Narrowed for Full Year 2009

Third Quarter 2009 Guidance Weak Industry retail sales expected to continue in Q3 2009 Adjustments made to production for Victory MY 2010 Commodity cost and expense reduction will continue to help offset weak demand Total Company Sales (in millions) Diluted EPS 2008 2009 Sales 580.3 404.7 75 $580.3 Down 25% to 30% Q3 Actual Q3 Guidance 2008 2009 Sales 1.13 0.76 0.12 $1.13 $0.76 to $0.86 Down 33% to 24% Q3 Actual Q3 Guidance

Priorities for 2nd Half 2009 Great Dealer Show - New Product Introductions Execute Order Solicitation Expand MVP Drive Victory Improvements Stay on Strategy Polaris: Unmatched Innovation & Execution

Polaris Industries Inc. Thank you. Q & A